FOR PLANS COVERED BY ERISA



                                  APPLICATION

                                      FOR

                                   TIAA-CREF

                                  SUPPLEMENTAL

                                   RETIREMENT

                                    ANNUITY

                                   CONTRACTS

Welcome to the TIAA-CRiF retirement system. If you have any questions or would like additional information, please call our Enrollment Hotline toll free at 1 800 842-2888.

10/95 edition

INSTRUCTIONS FOR FILLING OUT THE APPLICATION

--------------------------------------------------------------------------------
1. > PERSONAL INFORMATION

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations.

     We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

---------------------------------------
2. > YOUR PREMIUM ALLOCATION

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

     You can change your allocation of future premiums any time. If your allocation does not total 100%, or if we receive your premiums before we receive your application, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

---------------------------------------
3. > YOUR DESIGNATION OF BENEFICIARY

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries. Unless you tell us differently or unless state law provides otherwise, we consider your "children" as your offspring from all your marriages, and any persons you've adopted.

     If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each contract; the remainder will be paid to your estate.

     If you have questions about naming your beneficiary(ies), please call us toll free at 1 800 842-2776.

NOTICE OF SPOUSE'S RIGHT TO ANNUITY DEATH BENEFITS
Your employer's tax-deferred annuity plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under ERISA, your surviving spouse has a right to an annuity worth 50% of the value of your accumulation under each contract at your date of death, unless your spouse consents to the designation of another primary beneficiary. To permit someone other than your spouse to receive more than 50% of the annuity death benefit, your spouse must sign the consent in Section 5 of the application. A spouse's consent will not be valid with respect to any different spouse you may have in the future.

---------------------------------------
4. > NOTE:
Please read all information and sign where indicated.

5. > WAIVER OF SPOUSE'S RIGHT TO A PRERETIREMENT SURVIVOR DEATH BENEFIT
If you are married and you have not named your spouse as your primary beneficiary for at least 50% of your annuity death benefits, then by signing this application, you are waiving your spouse's right to a preretirement survivor death benefit and your spouse must agree to this waiver by signing the consent. Generally, you can make this waiver only if you're at least 35. If you're under 35, please contact your Benefits Office for more information.

     You can revoke the waiver any time before your annuity income begins by naming your spouse as your primary beneficiary.

CONSENT BY SPOUSE
By signing this consent, your spouse is giving up all rights to receive the preretirement survivor benefit. Your spouse cannot revoke consent once it has been given. Any survivor benefits payable before annuity income payments begin will be paid to the beneficiary(ies) you named. (Your spouse's signature must be witnessed by your employer's plan representative or a notary public.)

CREF Certificates are distributed by TIAA-CREF Individual & Institutional Services Standard SRA (ERISA) 10/95


Please detach here and keep instructions for your reference. ~~

APPLICATION FOR TIAA AND CREF
SUPPLEMENTAL RETIREMENT ANNUITY CONTRACTS                                      K

PLEASE TYPE OR PRINT IN INK AND PROVIDE ALL INFORMATION REQUESTED.


1. > PERSONAL INFORMATION

Last Name                     First   Middle  [ ] Mr. [ ] Mrs. [ ] Ms. [ ] Other

Mailing Address Street        City    State   Zip Code

Daytime Telephone Number   Sex            Date of Birth
(    )                    [ ] M [ ] F     Mo. Day Yr.

Social Security Number      Spouse's Name

Employing Institution              Campus/Branch              Job Title/Position

EXISTING CONTRACTS Will these annuity contracts replace an existing annuity from another company? [ ]Yes [ ] No

From what company?              Contract Number

YOUR RETIREMENT INCOME STARTING DATE
The first day of (Month)        (Year)        , or at the age of           .

2. > YOUR PREMIUM ALLOCATION

TIAA          TIAA      CREF      CREF     CREF            CREF            CREF          CREF             CREF
Traditional   Real      Estate    Stock    Money Market    Social Choice   Bond Market   Global Equities  Growth Equity Index
Annuity       Account   Account   Account  Account         Account         Account       Account          Account
              %         %         %         %              %               %             %                %               % = 100%

3. > YOUR DESIGNATION OF BENEFICIARY

Name(s) of Primary Beneficiary(ies) Relationship to You Date of Birth Social Security Number

Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. > You cannot assign or take loans from these contracts. Distributions before age 59 1/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties.

     Premiums must be remitted under the terms of your employer's tax-deferred annuity plan.

     CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

     Under ERISA, each contract gives your spouse the right to an annuity worth 50% of the value of your accumulations at the date of your death. Your spouse must consent below to any beneficiary designation that doesn't meet this requirement.

     I HAVE READ AND UNDERSTOOD ALL PROVISIONS OF THIS APPLICATION. I HAVE RECEIVED A CURRENT CREF PROSPECTUS AND A CURRENT REAL ESTATE ACCOUNT PROSPECTUS. Signed Date

5.>   CONSENT TO WAIVER OF  SPOUSE'S  RIGHT TO A  PRERETIREMENT  SURVIVOR  DEATH
      BENEFIT

     If you have waived your spouse's right to a preretirement survivor death benefit under ERISA by naming other primary beneficiaries for more than 50% of any death benefit, your spouse must consent to the waiver.

CONSENT BY SPOUSE (MUST BE WITNESSED)

     With this consent I am voluntarily and irrevocably giving up my right to a qualified preretirement survivor death benefit under ERISA. I recognize that any preretirement death benefit payable under these contracts will be paid to the beneficiaries as specified above.

SIGNED (Spouse)                         Soc. Sec. No.                      Date

Notary or Plan Representative                                              Date

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. [ ]

DO NOT FILL IN THESE BLANKS              Region                  Code

1210.2.3E (10195)

--------------------------------------------------------------------------------
Ohio and Kentucky residents, please note: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer or other person, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

LOGO

Teachers
Insurance and
Annuity
Association

College
Retirement
Equities
Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
2 1 2 490-9000

Standard SRA (ERISA) 10/95


1995 Teachers Insurance and Annuity Association College Retirement Equities Fund

@ Printed on Recycled Paper

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                                                 File: FLSRAE.TXT

APPLICATION
For TIAA-CREF Supplemental
Retirement Annuity Contracts
For Plans Covered By ERISA
IMPORTANT: This application is for personal tax-deferred savings only, not your institution's basic retirement plan.

It's Easy to Enroll Just complete the application and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition (FLA.) Instructions for filling out the application

1.  Personal  Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, or if we receive your premiums before we receive your application, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your  designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each contract; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

Notice of Spouse's Right to Annuity Death Benefits Your employer's tax-deferred annuity plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under ERISA, your surviving spouse has a right to an annuity worth 50% of the value of your accumulation under each contract at your date of death, unless your spouse consents to the designation of another primary beneficiary. To permit someone other than your spouse to receive more than 50% of the annuity death benefit, your spouse must sign the consent in Section 5 of the application. A spouse's consent will not be valid with respect to any different spouse you may have in the future.

4. NOTE:

Please read all information and sign where indicated.

5. Waiver of spouse's right to a preretirement survivor death benefit If you are married and you have not named your spouse as your primary beneficiary for at least 50% of your annuity death benefits, then by signing this application, you are waiving your spouse's right to a preretirement survivor death benefit and your spouse must agree to this waiver by signing the consent. Generally, you can make this waiver only if you're at least 35. If you're under 35, please contact your Benefits Office for more information.

You can revoke the waiver any time before your annuity income begins by naming your spouse as your primary beneficiary. Consent by Spouse By signing this consent, your spouse is giving up all rights to receive the preretirement survivor benefit. Your spouse cannot revoke consent once it has been given. Any survivor benefits payable before annuity income payments begin will be paid to the beneficiary(ies) you named. (Your spouse's signature must be witnessed by your employer's plan representative or a notary public.)

CREF certificates and interests in the TIAA
Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services. Standard SRA (ERISA) 9/97 FLA. Application for TIAA and CREF
SUPPLEMENTAL  Retirement  Annuity  Contracts

Please type or print in ink and provide all information requested. K

1. Personal Information Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? n Yes n No From what company? Contract Number Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of .

2. Your Premium Allocation

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies) Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. You cannot assign or take loans from these contracts. Distributions before age 59 1/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties.
Premiums must be remitted under the terms of your employer's tax-deferred annuity plan.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

Under ERISA, each contract gives your spouse the right to an annuity worth 50% of the value of your accumulations at the date of your death. Your spouse must consent below to any beneficiary designation that doesn't meet this requirement.

I have read and understood all provisions of this application. I have received a current CREF prospectus and a current Real Estate Account prospectus.
         Signed                             Date

5. Consent to Waiver of Spouse's Right to a Preretirement Survivor Death Benefit

If you have waived your spouse's right to a preretirement survivor death benefit under ERISA by naming other primary beneficiaries for more than 50% of any death benefit, your spouse must consent to the waiver.

Consent by Spouse (must be witnessed) With this consent I am voluntarily and irrevocably giving up my right to a qualified preretirement survivor death benefit under ERISA. I recognize that any preretirement death benefit payable under these contracts will be paid to the beneficiaries as specified above.

Signed (Spouse)   Soc. Sec. No.    Date
         Notary or Plan Representative   Date
         Signature of Florida Licensed Agent
         LIC. NO. 593282667

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

                                            Code
1210.2.3E (10/95) FLA.
Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information, is guilty of a felony of the third degree.

(C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard SRA (ERISA) 9/97 FLA.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                                                 File: CASRAE.TXT

APPLICATION
For TIAA-CREF Supplemental
Retirement Annuity Contracts
For Plans Covered By ERISA

IMPORTANT: This application is for personal tax-deferred savings only, not your institution's basic retirement plan. It's Easy to Enroll Just complete the application and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition (CA)

Instructions for filling out the application

1. Personal Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: In the future, CREF may restrict transfers from any of the CREF accounts to one per calendar quarter. You can change your allocation of future premiums anytime. If your allocation does not total 100%, or if we receive your premiums before we receive your application, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

CALIFORNIA RESIDENTS PLEASE NOTE: These annuity contracts are issued in California, where the TIAA Real Estate Account is not available. California residents cannot allocate to this account.

3. Your  designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each contract; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

Notice of Spouse's  Right to Annuity Death  Benefits

Your employer's tax-deferred annuity plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under ERISA, your surviving spouse has a right to an annuity worth 50% of the value of your accumulation under each contract at your date of death, unless your spouse consents to the designation of another primary beneficiary. To permit someone other than your spouse to receive more than 50% of the annuity death benefit, your spouse must sign the consent in Section 5 of the application. A spouse's consent will not be valid with respect to any different spouse you may have in the future.

4. NOTE: Please read all information and sign where indicated.

5. Waiver of spouse's right to a preretirement survivor death benefit

If you are married and you have not named your spouse as your primary beneficiary for at least 50% of your annuity death benefits, then by signing this application, you are waiving your spouse's right to a preretirement survivor death benefit and your spouse must agree to this waiver by signing the consent. Generally, you can make this waiver only if you're at least 35. If you're under 35, please contact your Benefits Office for more information.

You can revoke the waiver any time before your annuity income begins by naming your spouse as your primary beneficiary. Consent by Spouse By signing this consent, your spouse is giving up all rights to receive the preretirement survivor benefit. Your spouse cannot revoke consent once it has been given. Any survivor benefits payable before annuity income payments begin will be paid to the beneficiary(ies) you named. (Your spouse's signature must be witnessed by your employer's plan representative or a notary public.)

CREF  certificates  are  distributed  by TIAA-CREF  Individual  &  Institutional
Services.   Standard  SRA  (ERISA)  9/97  CA  Application   for  TIAA  and  CREF
SUPPLEMENTAL Retirement Annuity Contracts

Please type or print in ink and provide all information requested. K

1. Personal Information

Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? n Yes n No From what company? Contract Number Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of .

2. Your Premium Allocation

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % N/A % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies) Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. You cannot assign or take loans from these contracts. Distributions before age 59 1/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties.

Premiums must be remitted under the terms of your employer's tax-deferred annuity plan.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

Under ERISA, each contract gives your spouse the right to an annuity worth 50% of the value of your accumulations at the date of your death. Your spouse must consent below to any beneficiary designation that doesn't meet this requirement.

I have read and understood all provisions of this application. I have received a current CREF prospectus and a current Real Estate Account prospectus.
         Signed                             Date

5. Consent to Waiver of Spouse's Right to a Preretirement Survivor Death Benefit

If you have waived your spouse's right to a preretirement survivor death benefit under ERISA by naming other primary beneficiaries for more than 50% of any death benefit, your spouse must consent to the waiver. Consent by Spouse (must be witnessed) With this consent I am voluntarily and irrevocably giving up my right to a qualified preretirement survivor death benefit under ERISA. I recognize that any preretirement death benefit payable under these contracts will be paid to the beneficiaries as specified above.

         Signed (Spouse)   Soc. Sec. No.    Date
         Notary or Plan Representative   Date

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

                                            Code
1210.2.3E (10/95)  CA
(C) 1997 Teachers Insurance and Annuity Association  o
    College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard SRA (ERISA) 9/97 CA

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                                                  File: CARAN.TXT

APPLICATION
For TIAA-CREF
Retirement Annuity Contracts
For Plans Not Covered By ERISA

IMPORTANT: Use this application to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings. It's Easy to Enroll Just complete the application and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition
(CA)

Instructions for filling out the application

1. Personal  Information Your

retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: In the future, CREF may restrict transfers from any of the CREF accounts to one per calendar quarter.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your application, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

CALIFORNIA RESIDENTS PLEASE NOTE: These annuity contracts are issued in California, where the TIAA Real Estate Account is not available. California residents cannot allocate to this account.

3. Your designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each contract; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

4. note:

The TIAA Traditional Annuity does not provide any cash surrender value. However, you may transfer all or part of your TIAA Traditional Annuity accumulation to CREF in substantially equal annual amounts over a ten-year period. Also, if permitted by your employer's plan, you may receive a full or partial cash withdrawal of your CREF accumulations.

CREF certificates are distributed by TIAA-CREF Individual &
Institutional Services. Standard RA (Non-ERISA) 9/97 CA Application for TIAA and CREF Retirement Annuity Contracts (FOR PLANS NOT COVERED BY ERISA)

Please type or print in ink and provide all information requested. B

1. Personal Information

Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? n Yes n No From what company? Contract Number Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of .

2. Your Premium Allocation

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % N/A % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies) Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. This application is for contracts issued under a retirement plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA). Generally, retirement plans other than those of public institutions and certain churches are covered by ERISA. If you are employed at any time by an employer whose retirement plan is covered by ERISA, your benefits from contributions made under that plan will be subject to your spouse's rights. This could affect your beneficiary designation if you have named someone other than your spouse.

You cannot assign or take loans from these contracts. Distributions before age 59 1/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA contract does not allow single-sum withdrawals but does allow transfers from the Traditional Annuity accumulation to CREF over a ten-year period. Real Estate Account accumulations may be transferred to CREF in a single sum. We may be required under your CREF contract to limit withdrawals, transfers among the CREF accounts, or transfers to alternate funding vehicles.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

I have read and understood all provisions of this application. I have received a current CREF prospectus and a current Real Estate Account prospectus.

         Signed                             Date

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

                                            Code
10.34.3N (10/95)  CA

(C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard RA (Non-ERISA) 9/97 CA